UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 14, 2014

Tower Group International, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-35834	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bermuda Commercial Bank Building

19 Par-La-Ville Road

Hamilton, HM 11, Bermuda

(Address of principal executive office)

(441) 279-6610

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 8.01. Other Events

Tower Group International, Ltd. (“Tower”) has received as of January 14, 2014, all required insurance regulatory approvals for an agreement Tower reached with AmTrust Financial Services, Inc. (“AmTrust”) and National General Holdings Corporation (“NGHC”), pursuant to which a subsidiary of AmTrust and a subsidiary of NGHC would provide 100% quote share reinsurance and a cut through endorsement to cover all eligible new and renewal commercial and personal lines business, respectively, and, at their option, losses incurred on or after January 1, 2014 on not less than 60% of the in-force business. Tower received confirmation on January 16, 2014 from AmTrust and NGIC that they would exercise such option to reinsure on a cut through basis losses incurred on or after January 1, 2014 under in-force policies with respect to (1) in the case of AmTrust, a significant majority of Tower’s unearned premium reserves as of December 31, 2013 with respect to its ongoing commercial lines business, and (2) in the case of NGIC, 100% of Tower’s unearned premium reserves as of December 31, 2013 with respect to its personal lines segment business.

Additional Information and Where to Find It

This communication is not a solicitation of a proxy from any shareholder of Tower. In connection with the Agreement and Plan of Merger (the “Merger Agreement”) entered into by and among Tower, ACP Re Ltd. (“ACP”) and a wholly-owned subsidiary of ACP (“Merger Sub”), pursuant to which, subject to the satisfaction or waiver of the conditions therein, it is expected that Merger Sub will merge with and into Tower (the “Merger”), Tower intends to file a proxy statement with the United States Securities and Exchange Commission (“SEC”). Investors and shareholders are urged to read the proxy statement and other relevant materials filed with the SEC when they become available because they will contain important information about Tower, ACP Re and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any other documents filed by Tower or ACP Re with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and shareholders may obtain free copies of the documents filed by Tower with the SEC by directing a written request to “Investor Relations,” Tower Group International, Ltd., Bermuda Commercial Bank Building, 2nd Floor, 19 Par-la-Ville Road, Hamilton, HM 11, Bermuda, or by email to Bernard Kilkelly, Managing Vice President, Investor Relations (bkilkelly@twrgrp.com).

Participants in the Solicitation

The directors, executive officers and other members of management and employees of Tower may be deemed participants in the solicitation of proxies from its stockholders in favor of the transactions. Information concerning persons who may be considered participants in the solicitation of Tower’s stockholders under the rules of the SEC is set forth in public filings filed by Tower with the SEC and will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information concerning Tower’s participants in the solicitation is contained in Tower’s Proxy Statement on Schedule 14A, filed with the SEC on March 25, 2013.

Cautionary Statement Regarding Forward–Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This Current Report on Form 8-K and any other written or oral statements made by or on behalf of Tower may include forward-looking statements that reflect Tower’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “plan,” “expect,” “project,” “intend,” “estimate,” “anticipate,” “believe” and “continue” or their negative or variations or similar terminology. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause the actual results of Tower to differ materially from those indicated in these statements. Please refer to Tower’s filings with the SEC, including among others Tower’s Annual Report on Form 10-K for the year ended December 31, 2012 and subsequent filings on Forms 10-K/A, 10-Q and 10-Q/A, for a description of the important factors that could cause the actual results of Tower to differ materially from those indicated in these statements. Forward-looking statements speak only as of the date on which they are made, and Tower undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Risks that could adversely affect the proposed Merger include, but are not limited to, the following:

•	governmental approvals of the Merger may not be obtained or adverse regulatory conditions may be imposed in connection with governmental approvals of the Merger;

•	the Board of Directors of Tower may withdraw its recommendation and support a competing acquisition proposal; and

•	Tower’s shareholders may fail to approve the Merger.

The following important factors are among those that could affect the actual outcome of other future events:

•	changes in Tower’s financial strength or credit ratings could impact its ability to write new business, the cost of, and its ability to obtain, capital or its ability to attract and retain brokers, agents and customers;

•	decreases in the capital and surplus of Tower’s insurance subsidiaries and their ability to meet minimum capital and surplus requirements;

•	changes in Tower’s ability to raise additional capital;

•	the implementation and effectiveness of Tower’s capital improvement strategy;

•	Tower’s ability to continue operating as a going concern;

•	changes in Tower’s ability to meet ongoing cash requirements and pay dividends;

•	greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events, than Tower’s underwriting, reserving or investment practices anticipate based on historical experience or industry data;

•	changes in the availability, cost or quality of reinsurance and failure of Tower’s reinsurers to pay claims timely or at all;

•	changes in the availability, cost or quality of reinsurance or retrocessional coverage;

•	decreased demand for Tower’s insurance or reinsurance products;

•	increased competition on the basis of pricing, capacity, coverage terms or other factors;

•	ineffectiveness or obsolescence of Tower’s business strategy due to changes in current or future market conditions;

•	currently pending or future litigation or governmental proceedings;

•	developments that may delay or limit Tower’s ability to enter new markets as quickly as it anticipates;

•	loss of the services of any of Tower’s executive officers or other key personnel;

•	changes in acceptance of Tower’s products and services, including new products and services;

•	developments in the world’s financial and capital markets that could adversely affect the performance of Tower’s investments;

•	the effects of acts of terrorism or war;

•	changes in general economic conditions, including inflation, interest rates and other factors which could impact Tower’s performance and the performance of Tower’s investment portfolio;

•	changes in accounting policies or practices;

•	changes in legal theories of liability under Tower’s insurance policies;

•	changes in rating agency policies or practices;

•	declining demand for reinsurance due to increased retentions by cedents and other factors;

•	a lack of opportunities to increase writings in Tower’s reinsurance lines of business and in specific areas of the reinsurance market;

•	changes in the percentage of our premiums written that Tower cedes to reinsurers;

•	changes in regulations or laws applicable to Tower, its subsidiaries, brokers or customers, including regulatory limitations and restrictions on the declaration and payment of dividends and capital adequacy standards;

•	the Bermudian regulatory system, and potential changes thereto;

•	risks and uncertainties associated with technology, data security or outsourced services that could negatively impact Tower’s ability to conduct its business or adversely impact its reputation;

•	the effects of mergers, acquisitions or divestitures; and

•	disruptions in Tower’s business arising from the integration of acquired businesses into Tower and the anticipation of potential or pending acquisitions or mergers.

Additional risk factors that may cause outcomes that differ from our expectations or projections are described in various documents filed by Tower with the Securities and Exchange Commission, such as current reports on Form 8–K, and regular reports on Forms 10–K and 10–Q, particularly in “Item 1A, Risk Factors.”

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tower Group International, Ltd.
Registrant

Date: January 21, 2014	/s/ William E. Hitselberger
WILLIAM E. HITSELBERGER
Executive Vice President and Chief Financial Officer